Long-Term Debt - Additional Information (Details)	6 Months Ended
Jun. 30, 2015
Credit Suisse AG
Debt Instrument [Line Items]
Credit facilities covenants	The credit facility also required compliance with certain financial covenants which included (i) loan-to-value ratio covenants, based on charter-free valuations, (ii) minimum liquidity, (iii) EBITDA to interest ratio, and (iv) net worth.
Term Loan B
Debt Instrument [Line Items]
Debt instrument covenants	The Term Loan B requires maintenance of a loan to value ratio of no greater than 0.85 to 1.0 and a minimum interest coverage ratio of at least 3.75 to 1.0, and other restrictive covenants including restrictions on indebtedness, liens, acquisitions and investments, restricted payments and dispositions. The Term Loan B also provides for excess cash flow prepayments and customary events of default.
Debt instrument covenant compliance	Navios Midstream was in compliance with the covenants set forth in the Term Loan B as of June 30, 2015.